Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,900,395.79
Previously Paid Amount	0.00
Total Fee Amount	444.05
Total Offset Amount	0.00
Net Fee	$ 444.05